B.J. Price Geological Consultants Inc.
Barry James Price, M.Sc., P. Geo.,
Consulting Geologist

Ste. 1028-470 Granville St. Vancouver B.C., V6C 1V5
TEL:   604-682-1501                                                          FAX: 604-684-4297
New E-Mail"  bpricegeol@telus.net

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July 30, 2003

We hereby consent to the inclusion and reference of our report dated March 18, 2003, entitled “Geological Report, Thor 1-6 Mineral Claims”, Harrison Lake B.C, New Westminster Mining Division" in the Form SB-2 Registration Statement to be filed by Corumel Minerals Corp. with the United States Securities and Exchange Commission. We concur with the summary of the aforesaid report incorporated into the Prospectus of Corumel Minerals Corp. dated July 25, 2003, and consent to our being named as an expert therein.

Dated the 25 th day of July, 2003

        B. J. Price Geological Consultants Inc.

    /s/ Barry J. Price                                               PROFESSIONAL
Per____________________________                       PROVINCE OF
        Barry J. Price, M.Sc., P.Geo.                                   B.J. PRICE
                                                                                             #19810
                                                                                             BRITISH COLUMBIA
                                                                                            GEOSCIENTIST

    /s/ Barry J. Price                                                PROFESSIONAL
Per____________________________                       PROVINCE OF
        Barry J. Price, M.Sc., P.Geo., individually              B.J. PRICE
                                                                                            #19810
                                                                                            BRITISH COLUMBIA
                                                                                            GEOSCIENTIST